EMPOWER ANNUITY INSURANCE COMPANY

EAIC VARIABLE CONTRACT ACCOUNT A

Empower Retirement Security Annuity VI

Supplement to Prospectus Dated May 1, 2024

Supplement dated September 17, 2024

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by Empower Annuity Insurance Company. If you would like another copy of the current Prospectus, please call 1-855-756-4738.

PROSPECTUS CHANGE

Under “APPENDIX A: PORTFOLIO AVAILABLE UNDER THE CONTRACT”:

Effective immediately, the appendix’s column header entitled “Average Annual Total Returns (as of 12/31/22)” is hereby revised to “Average Annual Total Returns (as of 12/31/23)”; all other information in the appendix remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2024-PROSUPP-6-ERSA VI